UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07916

                   ALLIANCEBERNSTEIN UTILITY INCOME FUND, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: November 30, 2004

                   Date of reporting period: November 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management


AllianceBernstein Utility Income Fund

Specialty Equity

                                                Annual Report--November 30, 2004

    Investment Products Offered
===================================
      o Are Not FDIC Insured
      o May Lose Value
      o Are Not Bank Guaranteed
===================================

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

January 28, 2005

Annual Report
This report provides management's discussion of fund performance for AllianceBernstein Utility Income Fund (the "Fund") for the annual reporting period ended November 30, 2004.

Investment Objective and Policies
This open-end fund seeks current income and capital appreciation primarily through investments in the equity and fixed-income securities of companies in the utilities industry.

Investment Results
The table on page 4 provides performance data for the Fund and its benchmark, the Standard & Poor's 500 GICS Utilities Composite (the "Composite"), for the six- and 12-month periods ended November 30, 2004. Also included in the table are returns for the Fund's peer group, as represented by the Lipper Utility Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. The Fund underperformed the Composite for both the six- and 12-month periods ended November 30, 2004.

The Fund's relative underperformance for the six- and 12-month periods was principally attributed to its overweighted position in high quality, more defensive electric names. During the annual reporting period ended November 30, 2004, the electric utilities with weaker fundamentals outperformed electrics with stronger fundamentals. The reason for this was that most of these companies received refinancing from banks, thus easing their short-term liquidity problems and giving them the flexibility toward filing for bankruptcy. Most of these fundamentally weak companies abandoned their growth business models and returned to "back-to-basic" strategies. So far, these companies have restored some credibility in management and have started to execute on fundamentals and cash flow improvement.

Market Review and Investment Strategy
The Fund's management team regards 2004 as a continuation of a restructuring year for the utility sector, as most companies aggressively improved their balance sheets by selling non-core assets, cutting capital expenditures, issuing equity, paying down debt and exiting from some non-regulated businesses. The most encouraging aspect was the sector's improving free cash flow and more disciplined capital deployment. Utilities benefited from a number of macro trends including the improved credit environment, rising gas and power prices, the reduction of tax rates on dividends and very low long-term interest rates. On the other hand, utilities were negatively impacted by the expectation of rising interest rates, the increase of fuel costs, health care expenses and pension costs. To mitigate the impact of rising rates on the Fund, the Fund's holdings were shifted to companies with higher beta but above-average growth in earnings, dividends and cash flow.

During the annual reporting period ended November 30, 2004, the Fund's investments were focused on high quality names with attractive valuations. Within the electric utilities, the focus


--------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN UTILITY INCOME FUND o 1
was on regulated integrated utili- ties instead of non-regulated electric power marketers and generators. The team remained cautious of the telephone utilities, primarily because of their fundamental uncertainties and competitive pressures. On the electric side, the team also remained cautious of the non-regulated generation and marketing sectors (given their improving balance sheets and easing liquidity concerns), but positive on the traditional regulated integrated utilities due to their earnings stability, increasing free cash flow and growing dividends.

IN MEMORY
It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Multi-Market Strategy Trust. Mr. Michel served the interests of the Fund's shareholders for the last 11 years. His hard work, dedication and contributions to the Fund will be greatly missed.


--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

HISTORICAL PERFORMANCE


Historical Performance
--------------------------------------------------------------------------------

An Important Note About the Value of Historical Performance
The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure
The unmanaged S&P 500 GICS Utilities Composite does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Composite encompasses those companies considered gas, electric or water utilities, or companies that operate as independent producers and/or distributors of power, including both nuclear and non-nuclear facilities. For the six- and 12-month periods ended November 30, 2004, the Lipper Utility Funds Average consisted of 92 and 85 funds, respectively. Funds in the Lipper Average have generally similar investment objectives to AllianceBernstein Utility Income Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk
The Fund can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments.

These risks are fully discussed in the Fund's prospectus.

(Historical Performance continued on next page)


--------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN UTILITY INCOME FUND o 3

HISTORICAL PERFORMANCE
(continued from previous page)


                                              ----------------------------------
                                                          Returns
  THE FUND VS. ITS BENCHMARK                  ----------------------------------
  PERIODS ENDED NOVEMBER 30, 2004            6 Months         12 Months
--------------------------------------------------------------------------------
  AllianceBernstein Utility Income Fund
   Class A                                     17.86%            28.37%
--------------------------------------------------------------------------------
   Class B                                     17.40%            27.50%
--------------------------------------------------------------------------------
   Class C                                     17.44%            27.52%
--------------------------------------------------------------------------------
   Advisor Class                               18.02%            28.79%
--------------------------------------------------------------------------------
  S&P 500 GICS Utilities Composite             18.46%            29.21%
--------------------------------------------------------------------------------
  Lipper Utility Funds Average                 17.43%            27.06%
--------------------------------------------------------------------------------


GROWTH OF A $10,000 INVESTMENT IN THE FUND
11/30/94 TO 11/30/04


AllianceBernstein Utility Income Fund Class A: $25,872

S&P 500 GICS Utilities Composite: $21,469


                     [TABLE BELOW REPRESENT MOUNTAIN CHART]


                   AllianceBernstein                       S&P 500 GICS
              Utility Income Fund Class A              Utilities Composite

11/30/94              $ 9,575                                 $10,000
11/30/95              $11,450                                 $12,619
11/30/96              $12,420                                 $14,205
11/30/97              $15,290                                 $16,353
11/30/98              $19,111                                 $19,601
11/30/99              $22,984                                 $18,167
11/30/00              $26,237                                 $26,356
11/30/01              $22,107                                 $19,550
11/30/02              $17,542                                 $13,494
11/30/03              $20,154                                 $16,616
11/30/04              $25,872                                 $21,469


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Utility Income Class A shares (from 11/30/94 to 11/30/04) as compared to the performance of its benchmark, the S&P 500 GICS Utilities Composite. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


--------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2004
--------------------------------------------------------------------------------
                                 NAV Returns               SEC Returns

Class A Shares
1 Year                             28.37%                    22.91%
5 Years                             2.39%                     1.51%
10 Years                           10.45%                     9.97%

Class B Shares
1 Year                             27.50%                    23.50%
5 Years                             1.66%                     1.66%
10 Years (a)                        9.83%                     9.83%

Class C Shares
1 Year                             27.52%                    26.52%
5 Years                             1.68%                     1.68%
10 Years                            9.68%                     9.68%

Advisor Class Shares
1 Year                             28.79%
5 Years                             2.69%
Since Inception*                   10.57%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2004)
--------------------------------------------------------------------------------


Class A Shares
1 Year                                                       19.26%
5 Years                                                       1.12%
10 Years                                                     10.43%

Class B Shares
1 Year                                                       19.80%
5 Years                                                       1.28%
10 Years (a)                                                 10.29%

Class C Shares
1 Year                                                       22.74%
5 Years                                                       1.29%
10 Years                                                     10.15%


(a) Assumes conversion of Class B shares into Class A shares after eight years. See Historical Performance disclosures on page 3.


--------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN UTILITY INCOME FUND o 5

FUND EXPENSES



As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                              Ending
                                            Beginning  Account Value
                                        Account Value   November 30,   Expenses Paid
                                         June 1, 2004          2004   During Period*
-------------------------------------------------------------------------------------
Class A
Actual                                      $ 1,000      $ 1,178.58     $    7.13
Hypothetical (5% return before expenses)    $ 1,000      $ 1,018.45     $    6.61
-------------------------------------------------------------------------------------
Class B
Actual                                      $ 1,000      $ 1,174.04     $   11.14
Hypothetical (5% return before expenses)    $ 1,000      $ 1,014.75     $   10.33
-------------------------------------------------------------------------------------
Class C
Actual                                      $ 1,000      $ 1,174.42     $  10.98
Hypothetical (5% return before expenses)    $ 1,000      $ 1,014.90     $  10.18
-------------------------------------------------------------------------------------
Advisor Class
Actual                                      $ 1,000      $ 1,180.23     $   5.56
Hypothetical (5% return before expenses)    $ 1,000      $ 1,019.90     $   5.15
-------------------------------------------------------------------------------------



* Expenses are equal to the classes' annualized expense ratios of 1.31%, 2.05%, 2.02% and 1.02%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


--------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

PORTFOLIO SUMMARY
November 30, 2004


PORTFOLIO STATISTICS
Net Assets ($mil): $214.3
--------------------------------------------------------------------------------


SECTOR BREAKDOWN*
  84.2% Utilities
   5.9% Consumer Services          [PIE GRAPH OMITTED]
   5.2% Energy
   2.5% Technology

   2.2% Short Term



TEN LARGEST HOLDINGS
November 30, 2004

                                                   U.S. $         Percent of
Company                       Country              Value          Net Assets
--------------------------------------------------------------------------------
TXU Corp.
  (common & preferred)      United States     $11,989,491                 5.6%
--------------------------------------------------------------------------------
Exelon Corp.                United States      10,081,307                 4.7
--------------------------------------------------------------------------------
FPL Group, Inc.
  (common & preferred)      United States       9,531,837                 4.5
--------------------------------------------------------------------------------
Questar Corp.               United States       7,118,481                 3.3
--------------------------------------------------------------------------------
PPL Corp.                   United States       6,421,020                 3.0
--------------------------------------------------------------------------------
PG&E Corp.                  United States       6,352,660                 3.0
--------------------------------------------------------------------------------
DTE Energy Co.
  (common & preferred)      United States       6,047,936                 2.8
--------------------------------------------------------------------------------
NSTAR                       United States       6,017,220                 2.8
--------------------------------------------------------------------------------
Sprint Corp. (FON Group)    United States       5,894,104                 2.8
--------------------------------------------------------------------------------
Hong Kong and China
  Gas Co., Ltd.             Hong Kong           5,883,425                 2.7
--------------------------------------------------------------------------------
                                              $75,337,481                35.2%


* All data are as of November 30, 2004. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN UTILITY INCOME FUND o 7

PORTFOLIO OF INVESTMENTS
November 30, 2004

Company                                           Shares      U.S. $ Value
--------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS-98.2%

United States Investments-86.3%

Utilities-77.9%
Electric & Gas Utility-68.9%
AES Corp.(a) ...............................           282,300      $  3,455,352
AGL Resources, Inc. ........................           102,500         3,401,975
Alliant Energy Corp. .......................           105,000         2,864,400
Ameren Corp. ...............................            76,000         3,679,920
American Electric Power Co., Inc. ..........
   9.25% cv. preferred stock ...............            94,200         4,483,920
Atmos Energy Corp. .........................             5,500           148,445
Cinergy Corp. ..............................           116,100         4,805,379
CMS Energy Corp.(a) ........................           112,100         1,143,420
Consolidated Edison, Inc. ..................            72,800         3,192,280
Dominion Resources, Inc. ...................            47,000         3,077,090
DTE Energy Co. .............................            88,000         3,861,440
DTE Energy Co. 8.75%
   cv. preferred stock .....................            83,200         2,186,496
Duke Energy Corp. ..........................           217,000         5,485,760
Energy East Corp. ..........................            74,000         1,862,580
Entergy Corp. ..............................            80,700         5,230,974
Equitable Resources, Inc. ..................            96,400         5,735,800
Exelon Corp. ...............................           241,700        10,081,307
FirstEnergy Corp. ..........................            86,300         3,644,449
FPL Group, Inc. ............................            67,900         4,775,407
FPL Group, Inc. 8.00%
   cv. preferred stock .....................            83,300         4,756,430
Georgia Power Co. 6.00%, 8/15/44 ...........            55,000         1,413,500
Great Plains Energy, Inc. ..................            36,000         1,065,960
Great Plains Energy, Inc. 8.00%
   cv. preferred stock .....................           110,000         2,847,900
KeySpan Corp. 8.75%
   cv. preferred stock .....................            82,000         4,276,300
New Jersey Resources Corp. .................            96,350         4,191,225
NSTAR ......................................           118,800         6,017,220
PG&E Corp.(a) ..............................           191,000         6,352,660
PNM Resources, Inc. ........................            81,000         2,060,640
PPL Corp. ..................................           123,600         6,421,020
Public Service 10.25%
   cv. preferred stock .....................            79,000         4,605,700
Questar Corp. ..............................           140,100         7,118,481
SCANA Corp. ................................            57,000         2,184,240
Sempra Energy 8.50%
   cv. preferred stock .....................           149,000         4,633,900
Southern Co. ...............................            65,700         2,154,303
TXU Corp. ..................................           137,869         8,660,931
TXU Corp. 8.75% cv. preferred stock ........           110,400         3,328,560
Xcel Energy, Inc. ..........................           133,000         2,401,980
                                                                    ------------
                                                                     147,607,344
                                                                    ------------


--------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

Company                                           Shares      U.S. $ Value
--------------------------------------------------------------------------------

Telephone Utility-8.0%
BellSouth Corp. ..............................           99,900     $  2,679,318
CenturyTel, Inc. .............................           49,000        1,613,080
SBC Communications, Inc. .....................           78,000        1,963,260
Sprint Corp. (FON Group) .....................          258,400        5,894,104
Verizon Communications, Inc. .................          120,100        4,951,723
                                                                    ------------
                                                                      17,101,485
                                                                    ------------
Miscellaneous-1.0%
Aqua America, Inc. ...........................           96,100        2,279,492
                                                                    ------------
                                                                     166,988,321
                                                                    ------------
Energy-5.3%
Pipelines-5.3%
Kinder Morgan, Inc. ..........................           35,000        2,425,500
ONEOK, Inc. ..................................           73,600        2,054,912
Southern Union Co. 5.75%
   cv. preferred stock .......................           33,100        2,436,987
The Williams Cos., Inc. ......................          261,700        4,362,539
                                                                    ------------
                                                                      11,279,938
                                                                    ------------
Technology-2.6%
Communication Equipment-2.6%
Nextel Partners, Inc. Cl.A(a) ................           93,700        1,695,033
QUALCOMM, Inc. ...............................           91,000        3,787,420
                                                                    ------------
                                                                       5,482,453
                                                                    ------------
Consumer Services-0.5%
Cellular Communications-0.5%
Nextel Communications, Inc. Cl.A(a) ..........           39,000        1,109,940
                                                                    ------------
Total United States Investments
   (cost $141,300,148) .......................                       184,860,652
                                                                    ------------
Foreign Investments-11.9%
Brazil-1.1%
Companhia De Saneamento Basico do
Estado de Sao Paulo (ADR) ....................          128,000        1,734,400
CPFL Energia S.A. (ADR)(a) ...................           31,800          570,810
                                                                    ------------
Total Brazil .................................        2,305,210
France-1.1%
Veolia Environnement (ADR) ...................           75,000        2,370,750
                                                                    ------------
Hong Kong-2.7%
Hong Kong and China Gas Co., Ltd. ............        2,859,000        5,883,425
                                                                    ------------
Mexico-2.7%
America Movil S.A. de C.V. Series L (ADR) ....          121,500        5,675,265
                                                                    ------------


--------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN UTILITY INCOME FUND o 9

                                               Shares or
                                               Principal
                                                  Amount
Company                                            (000)      U.S. $ Value
--------------------------------------------------------------------------------
Peoples Republic of China-0.7%
Datang International Power Generation Co.,
   Ltd. Cl.H ..................................       1,882,000    $   1,519,810
                                                                   -------------
Russia-1.5%
AO VimpelCom (ADR)(a) .........................          81,900        3,189,186
                                                                   -------------
United Kingdom-1.2%
Vodafone Group Plc (ADR) ......................          97,300        2,653,371
                                                                   -------------
Venezuela-0.9%
Compania Anonima Nacional Telefonos
   de Venezuela (ADR) .........................          89,000        2,014,960
                                                                   -------------
Total Foreign Investments
   (cost $17,214,125) .........................                       25,611,977
                                                                   -------------
Total Common & Preferred Stocks
   (cost $158,514,273) ........................                      210,472,629
                                                                   -------------
SHORT-TERM INVESTMENT-2.2%
Time Deposit-2.2%
State Street Euro Dollar
   1.35%, 12/01/04
   (cost $4,654,000) .........................          $4,654         4,654,000
                                                                   -------------
Total Investments-100.4%
   (cost $163,168,273) ........................                      215,126,629
Other assets less liabilities-(0.4%) ..........                        (794,740)
                                                                   -------------
Net Assets-100% ...............................                    $ 214,331,889
                                                                   -------------


(a) Non-income producing security.
    Glossary:
    ADR - American Depositary Receipt
    See notes to financial statements.


--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

STATEMENT OF ASSETS & LIABILITIES
November 30, 2004

Statement of Assets & Liabilities
--------------------------------------------------------------------------------

Assets
Investments in securities, at value (cost $163,168,273).   $   215,126,629
Cash....................................................         1,541,773
Foreign cash, at value (cost $60).......................                72
Dividends and interest receivable.......................           518,187
Receivable for capital stock sold.......................           338,866
                                                           ---------------
Total assets............................................       217,525,527
                                                           ---------------
Liabilities
Payable for investment securities purchased.............         1,780,506
Payable for capital stock redeemed......................         1,051,583
Distribution fee payable................................           138,347
Advisory fee payable....................................            96,539
Transfer Agent fee payable..............................            38,010
Administrative fee payable..............................            14,921
Accrued expenses........................................            73,732
                                                           ---------------
Total liabilities.......................................         3,193,638
                                                           ---------------
Net Assets..............................................   $   214,331,889
                                                           ---------------
Composition of Net Assets
Capital stock, at par...................................   $        13,897
Additional paid-in capital..............................       255,007,469
Undistributed net investment income.....................         2,215,500
Accumulated net realized loss on investment and
   foreign currency transactions........................       (94,863,345)
Net unrealized appreciation of investments and
   foreign currency denominated assets and
   liabilities..........................................        51,958,368
                                                           ---------------
                                                             $ 214,331,889
                                                           ---------------
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($62,166,051/4,000,066 shares of capital stock
   issued and outstanding)..............................               $15.54
Sales charge--4.25% of public offering price............                  .69
                                                                       ------
Maximum offering price..................................               $16.23
                                                                       ------
Class B Shares
Net asset value and offering price per share
   ($112,837,316/7,344,326 shares of capital stock
   issued and outstanding)..............................               $15.36
                                                                       ------
Class C Shares
Net asset value and offering price per share
   ($37,137,265/2,411,795 shares of capital stock
   issued and outstanding)..............................               $15.40
                                                                       ------
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($2,191,257/140,383 shares of capital stock
   issued and outstanding)..............................               $15.61
                                                                       ------


See notes to financial statements.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 11

STATEMENT OF OPERATIONS
Year Ended November 30, 2004


Investment Income
Dividends (net of foreign taxes withheld
   of $22,566).........................  $     7,904,103
Interest...............................           17,974   $     7,922,077
                                         ---------------
Expenses
Advisory fee...........................        1,400,227
Distribution fee--Class A..............          162,583
Distribution fee--Class B..............        1,098,578
Distribution fee--Class C..............          330,868
Transfer agency........................          601,807
Custodian..............................          145,647
Administrative.........................           89,200
Printing...............................           72,780
Registration...........................           60,462
Audit..................................           55,848
Legal..................................           50,334
Directors' fees........................           18,963
Miscellaneous..........................           14,205
                                         ---------------
Total expenses.........................        4,101,502
Less: expenses waived and reimbursed
   by the Adviser and the Transfer Agent
   (see Note B)........................         (292,717)
Less: expense offset arrangement
   (see Note B)........................              (27)
                                         ---------------
Net expenses...........................                          3,808,758
                                                           ---------------
Net investment income..................                          4,113,319
                                                           ---------------
Realized and Unrealized Gain (Loss) on
Investment and Foreign Currency
Transactions
Net realized gain on:
   Investment transactions.............                         16,159,919
   Foreign currency transactions.......                              2,849
Net change in unrealized appreciation/
   depreciation of:
   Investments.........................                         28,989,759
   Foreign currency denominated assets
      and liabilities..................                                (20)
                                                           ---------------
Net gain on investment and foreign
   currency transactions...............                         45,152,507
                                                           ---------------
Net Increase in Net Assets from
  Operations...........................                    $    49,265,826
                                                           ---------------


See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS


                                               Year Ended       Year Ended
                                              November 30,     November 30,
                                                  2004             2003
                                            ---------------   ---------------
Increase in Net Assets
from Operations
Net investment income.....................  $     4,113,319   $     4,488,109
Net realized gain on investment
   and foreign currency transactions......       16,162,768         1,593,533
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities.....       28,989,739        19,637,345
                                            ---------------   ---------------
Net increase in net assets from
   operations.............................       49,265,826        25,718,987
Dividends to Shareholders from
Net investment income
   Class A................................       (1,241,661)       (1,053,772)
   Class B................................       (1,750,932)       (1,365,509)
   Class C................................         (521,345)         (403,638)
   Advisor Class..........................          (59,858)          (67,781)
Capital Stock Transactions
Net decrease..............................      (28,257,273)      (21,787,316)
                                            ---------------   ---------------
Total increase............................       17,434,757         1,040,971
Net Assets
Beginning of period.......................      196,897,132       195,856,161
                                            ---------------   ---------------
End of period (including undistributed
   net investment income of $2,215,500
   and $1,673,128, respectively)..........  $   214,331,889   $   196,897,132
                                            ---------------   ---------------


See notes to financial statements.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 13

NOTES TO FINANCIAL STATEMENTS
November 30, 2004

NOTE A
Significant Accounting Policies
AllianceBernstein Utility Income Fund, Inc. (the "Fund") organized as a Maryland corporation on July 28, 1993, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.


1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ")


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN UTILITY INCOME FUND are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 15

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date or as soon as the fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN UTILITY INCOME FUND the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions With Affiliates
Until September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .75% of 1% of the Fund's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. Through September 6, 2004 such waiver amounted to $269,518. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Fund paid $89,200 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2004.

The Fund compensates Alliance Global Investor Services, Inc. ("AGIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $342,848 for the year ended November 30, 2004. During the period, AGIS agreed to waive a portion of its fees for such services. Such waiver amounted to $23,199.

For the year ended November 30, 2004, the Fund's expenses were reduced by $27 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,512 from the sale of Class A shares and received $2,689, $182,911 and $7,106 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2004.

Brokerage commissions paid on investment transactions for the year ended November 30, 2004 amounted to $342,807, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 17

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $8,388,444 and $1,675,489 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2004, were as follows:

                                             Purchases          Sales
                                         ---------------   ---------------
Investment securities (excluding
   U.S. government securities).........  $    89,542,838   $   119,907,054
U.S. government securities.............               -0-               -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost....................................................   $   164,549,979
                                                           ---------------
Gross unrealized appreciation...........................   $    50,655,650
Gross unrealized depreciation...........................           (79,000)
                                                           ---------------
Net unrealized appreciation.............................   $    50,576,650
                                                           ---------------


NOTE E
Securities Lending
The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN UTILITY INCOME FUND any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrowers's failure to return a loaned security when due. As of November 30, 2004, the Fund had no securities on loan. For the year ended November 30, 2004, the Fund earned fee income of $168 which is included in interest income in the accompanying statement of operations.

NOTE F
Capital Stock
There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:



                  ----------------------------- --------------------------------
                            Shares                       Amount
                  ----------------------------- --------------------------------
                    Year Ended     Year Ended     Year Ended      Year Ended
                  November 30,   November 30,   November 30,    November 30,
                          2004           2003           2004            2003
                  --------------------------------------------------------------
Class A
Shares sold            966,073      1,182,136  $  13,363,727   $  13,698,054
--------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends            75,584         72,066      1,001,917         832,537
--------------------------------------------------------------------------------
Shares converted
   from Class B        197,355        129,591      2,684,970       1,529,720
--------------------------------------------------------------------------------
Shares redeemed     (1,452,600)    (1,610,708)   (19,711,729)    (18,667,507)
--------------------------------------------------------------------------------
Net decrease          (213,588)      (226,915) $  (2,661,115)  $  (2,607,196)
================================================================================
Class B
Shares sold            706,197      1,438,187  $   9,482,220   $  16,471,374
--------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends            93,519         83,669      1,219,830         954,114
--------------------------------------------------------------------------------
Shares converted
   to Class A         (199,491)      (132,588)    (2,684,970)     (1,529,720)
--------------------------------------------------------------------------------
Shares redeemed     (2,217,043)    (2,764,371)   (29,826,178)    (31,299,270)
--------------------------------------------------------------------------------
Net decrease        (1,616,818)    (1,375,103) $ (21,809,098)  $(15,403,502)
================================================================================


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 19

                  ----------------------------- --------------------------------
                            Shares                       Amount
                  ----------------------------- --------------------------------
                    Year Ended     Year Ended     Year Ended      Year Ended
                  November 30,   November 30,   November 30,    November 30,
                          2004           2003           2004            2003
                  --------------------------------------------------------------
Class C
Shares sold            515,872        685,304  $   7,100,564   $   7,865,021
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
   dividends            25,059         21,901        327,662         250,438
--------------------------------------------------------------------------------
Shares redeemed       (792,974)      (982,406)   (10,585,311)    (11,275,720)
--------------------------------------------------------------------------------
Net decrease          (252,043)      (275,201) $  (3,157,085)  $  (3,160,261)
================================================================================
Advisor Class
Shares sold             13,248        242,378  $     182,177   $   2,761,640
--------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends             2,456          2,890         32,673          33,690
--------------------------------------------------------------------------------
Shares redeemed        (61,256)      (291,010)      (844,825)     (3,411,687)
--------------------------------------------------------------------------------
Net decrease           (45,552)       (45,742) $    (629,975)  $    (616,357)
================================================================================




NOTE G
Risks Involved in Investing in the Fund
Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

The investments in utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

NOTE H
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2004.

NOTE I
Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended November 30, 2004 and November 30, 2003 were as follows:

                                              2004              2003
                                         --------------   ---------------
Distributions paid from:
   Ordinary income....................   $    3,573,796   $     2,890,700
                                         --------------   ---------------
Total taxable distributions...........        3,573,796         2,890,700
   Tax return of capital..............               -0-               -0-
                                         --------------   ---------------
Total distributions paid..............   $    3,573,796   $     2,890,700
                                         --------------   ---------------

As of November 30, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income..........................    $     2,215,500
Accumulated capital and other losses...................        (93,481,639)(a)
Unrealized appreciation/(depreciation).................         50,576,662(b)
                                                           -------------------
Total accumulated earnings/(deficit)....................   $   (40,689,477)
                                                           -------------------

(a) On November 30, 2004, the Fund had a net capital loss carryforward of $93,481,639, of which $5,142,408 expires in the year 2009 and $88,339,231 which expires in the year 2010. During the fiscal year, the Fund utilized capital loss carryforwards of $16,000,728.
(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions, resulted in a net increase in undistributed net investment income and a corresponding increase in accumulated net investment loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE J
Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 21
investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 23
the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                     ---------------------------------------------------------
                                                                Class A
                                     ---------------------------------------------------------
                                                         Year Ended November 30,
                                     ---------------------------------------------------------
                                        2004         2003        2002        2001        2000
                                     ---------------------------------------------------------
Net asset value,
   beginning of period.............  $ 12.39       $11.01      $14.17      $17.90      $ 16.91
                                     ---------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) ..........      .35(b)(c)    .32(b)      .27(b)      .23         1.40
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions....................     3.11         1.30       (3.17)      (2.88)         .85
                                     ---------------------------------------------------------
Net increase (decrease)
   in net asset value
   from operations.................     3.46         1.62       (2.90)      (2.65)        2.25
                                     ---------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from
   net investment income...........     (.31)        (.24)       (.26)       (.97)        (.32)
Tax return of capital..............       -0-          -0-         -0-       (.11)          -0-
Distributions from net realized
   gain on investment
   transactions....................       -0-          -0-         -0-         -0-        (.94)
                                     ---------------------------------------------------------
Total dividends and
   distributions...................     (.31)        (.24)       (.26)      (1.08)       (1.26)
                                     ---------------------------------------------------------
Net asset value,
   end of period...................  $ 15.54       $12.39      $11.01      $14.17      $ 17.90
                                     =========================================================
Total Return
Total investment return based
   on net asset value(d)...........    28.37%       14.89%     (20.65)%    (15.75)%      14.14%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted).................  $62,166      $52,188     $48,908     $73,487      $52,172
Ratio to average net assets of:
  Expenses, net of waivers/
     reimbursements................     1.39%        1.50%       1.50%       1.46%       1.46%
  Expenses, before waivers/
     reimbursements................     1.53%        1.70%       1.61%       1.46%        1.46%
  Net investment income............     2.59%(b)(c)  2.79%(b)    2.18%(b)    1.38%        8.08%
Portfolio turnover rate............       45%          74%         99%         21%          24%


See footnote summary on page 28.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 25

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                     ---------------------------------------------------------
                                                                Class B
                                     ---------------------------------------------------------
                                                         Year Ended November 30,
                                     ---------------------------------------------------------
                                        2004         2003        2002        2001        2000
                                     ---------------------------------------------------------
Net asset value,
   beginning of period.............  $ 12.24       $10.87      $13.98      $17.72      $ 16.80
                                     ---------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) ..........      .25(b)(c)    .24(b)      .18(b)      .11         1.30
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions....................     3.08         1.27       (3.12)      (2.84)         .81
                                     ---------------------------------------------------------
Net increase (decrease)
   in net asset value
   from operations.................     3.33         1.51       (2.94)      (2.73)        2.11
                                     ---------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from
   net investment income...........     (.21)        (.14)       (.17)       (.90)        (.25)
Tax return of capital..............       -0-          -0-         -0-       (.11)          -0-
Distributions from net realized
   gain on investment
   transactions....................       -0-          -0-         -0-         -0-        (.94)
                                     ---------------------------------------------------------
Total dividends and
   distributions...................     (.21)        (.14)       (.17)      (1.01)       (1.19)
                                     ---------------------------------------------------------
Net asset value,
   end of period...................  $ 15.36       $12.24      $10.87      $13.98      $ 17.72
                                     =========================================================
Total Return
Total investment return based
   on net asset value(d)...........    27.50%       13.99%     (21.18)%    (16.38)%      13.32%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted).................. $112,838     $109,717    $112,372    $181,338     $142,975
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements.................     2.13%        2.20%       2.20%       2.17%        2.18%
  Expenses, before waivers/
    reimbursements.................     2.27%        2.44%       2.34%       2.17%        2.18%
  Net investment income............     1.84%(b)(c)  2.08 %(b)   1.49%(b)     .67%        7.63%
Portfolio turnover rate............       45%          74%         99%         21%          24%



See footnote summary on page 28.


--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                     ---------------------------------------------------------
                                                                Class C
                                     ---------------------------------------------------------
                                                         Year Ended November 30,
                                     ---------------------------------------------------------
                                        2004         2003        2002        2001        2000
                                     ---------------------------------------------------------
Net asset value,
   beginning of period............   $ 12.27       $10.89      $14.00      $17.74      $ 16.82
                                     ---------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) .........       .25(b)(c)    .24(b)      .18(b)      .11         1.30
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions...................      3.09         1.28       (3.12)      (2.84)         .81
                                     ---------------------------------------------------------
Net increase (decrease)
   in net asset value
   from operations................      3.34         1.52       (2.94)      (2.73)        2.11
                                     ---------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from
   net investment income..........      (.21)        (.14)       (.17)       (.90)        (.25)
Tax return of capital.............        -0-          -0-         -0-       (.11)          -0-
Distributions from net realized
   gain on investment
   transactions...................        -0-          -0-         -0-         -0-        (.94)
                                     ---------------------------------------------------------
Total dividends and
   distributions..................      (.21)        (.14)       (.17)      (1.01)       (1.19)
                                     ---------------------------------------------------------
Net asset value,
   end of period..................   $ 15.40       $12.27      $10.89      $14.00      $ 17.74
                                     =========================================================
Total Return
Total investment return based
   on net asset value(d)..........     27.52%       14.06%     (21.15)%    (16.36)%      13.30%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)................   $37,137      $32,680     $32,013     $49,259      $34,253
Ratio to average net assets of:
  Expenses, net of waivers/
     reimbursements...............      2.10%        2.20%       2.20%       2.17%        2.18%
  Expenses, before waivers/
     reimbursements...............      2.25%        2.42%       2.33%       2.17%        2.18%
  Net investment income...........      1.88%(b)(c)  2.09%(b)    1.50%(b)     .68%        7.64%
Portfolio turnover rate...........        45%          74%         99%         21%          24%


See footnote summary on page 28.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 27

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                     ---------------------------------------------------------
                                                            Advisor Class
                                     ---------------------------------------------------------
                                                         Year Ended November 30,
                                     ---------------------------------------------------------
                                        2004         2003        2002        2001        2000
                                     ---------------------------------------------------------
Net asset value,
   beginning of period.............  $ 12.44       $11.07      $14.23      $17.97      $ 16.95
                                     ---------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) ..........      .39(b)(c)    .37(b)      .33(b)      .27         1.54
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions....................     3.13         1.28       (3.19)      (2.89)         .77
                                     ---------------------------------------------------------
Net increase (decrease)
   in net asset value
   from operations.................     3.52         1.65       (2.86)      (2.62)        2.31
                                     ---------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from
   net investment income...........     (.35)        (.28)       (.30)      (1.00)        (.35)
Tax return of capital..............       -0-          -0-         -0-       (.12)          -0-
Distributions from net realized
   gain on investment
   transactions....................       -0-          -0-         -0-         -0-        (.94)
                                     ---------------------------------------------------------
Total dividends and
   distributions...................     (.35)        (.28)       (.30)      (1.12)       (1.29)
                                     ---------------------------------------------------------
Net asset value,
   end of period...................  $ 15.61       $12.44      $11.07      $14.23      $ 17.97
                                     =========================================================
Total Return
Total investment return based
   on net asset value(d)...........    28.79%       15.12%     (20.32)%    (15.58)%      14.49%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted).................   $2,191       $2,312      $2,563      $3,890       $2,016
Ratio to average net assets of:
  Expenses, net of waivers/
     reimbursements................     1.10%        1.20%       1.20%       1.16%        1.17%
  Expenses, before waivers/
     reimbursements................     1.24%        1.41%       1.31%       1.16%        1.17%
  Net investment income............     2.88%(b)(c)  3.21%(b)    2.49%(b)    1.65%        8.64%
Portfolio turnover rate............       45%          74%         99%         21%          24%


(a) Based on average shares outstanding.
(b) Net of fees and expenses waived/reimbursed by the Adviser.
(c) Net of fees and expenses waived/reimbused by the Transfer Agent.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and disributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholders of AllianceBernstein Utility Income Fund, Inc. In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein Utility Income Fund, Inc. (the "Fund") at November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
January 24, 2005


TAX INFORMATION (unaudited)

For the fiscal year ended November 30, 2004 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 100% of total ordinary income distributed as qualified dividend income.

For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal year ended November 30, 2004 qualifies for the corporate dividends received deduction.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2005.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 29

BOARD OF DIRECTORS




William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)


OFFICERS


Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul C. Rissman, Senior Vice President
Thomas J. Bardong, Vice President
Annie Tsao(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller



Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004



Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, New York 10017







(1) Member of the Audit Committee and the Governance and Nominating Committee.
(2) Ms. Tsao and Mr. Robert Ashton, Vice President and Research Analyst of Alliance Capital Management Corporation ("ACMC"), are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.


--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

MANAGEMENT OF THE FUND



Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                  PORTFOLIOS
                                                                    IN FUND         OTHER
      NAME,                         PRINCIPAL                       COMPLEX     DIRECTORSHIP
ADDRESS, DATE OF BIRTH             OCCUPATION(S)                  OVERSEEN BY     HELD BY
  (YEAR ELECTED*)               DURING PAST 5 YEARS                 DIRECTOR      DIRECTOR
--------------------------------------------------------------------------------------------

INTERESTED DIRECTOR
Marc O. Mayer, +                Executive Vice President of ACMC       68            None
1345 Avenue of the              since 2001; prior thereto, Chief
Americas                        Executive Officer of Sanford C.
New York, NY 10105              Bernstein & Co., LLC and its
10/2/57                         predecessor since prior to 2000.
(2003)

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#         Investment adviser and an             116            None
2 Sound View Drive              independent consultant. He was
Suite 100                       formerly Senior Manager of
Greenwich, CT 06830             Barrett Associates, Inc., a
9/7/32                          registered investment adviser,
(1993)                          with which he had been
Chairman of the Board           associated since prior to 2000.
                                He was formerly Deputy Comptroller
                                and Chief Investment Officer of the
                                State of New York and, prior thereto,
                                Chief Investment Officer of the New
                                York Bank for Savings.

Ruth Block,#,**                Formerly Executive Vice                96            None
500 SE Mizner Blvd.             President and Chief Insurance
Boca Raton, FL 33432            Officer of The Equitable Life
11/7/30                         Assurance Society of the United
(1993)                          States; Chairman and Chief Executive
                                Officer of Evlico; Director of Avon, BP
                                (oil and gas), Ecolab Incorporated
                                (specialty chemicals), Tandem Financial
                                Group and Donaldson, Lufkin & Jenrette
                                Securities Corporation; former Governor
                                at Large National Association of Securities
                                Dealers, Inc.

David H. Dievler,#              Independent consultant. Until         100            None
P.O. Box 167                    December 1994 he was Senior
Spring Lake, NJ 07762           Vice President of Alliance Capital
10/23/29                        Management Corporation ("ACMC")
(1993)                          responsible for mutual fund administration.
                                Prior to joining ACMC |in 1984 he was Chief
                                Financial Officer of Eberstadt Asset
                                Management since 1968. Prior to that he was
                                a Senior Manager at Price Waterhouse & Co.
                                Member of American Institute of
                                Certified Public Accountants since
                                1953.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 31


                                                                  PORTFOLIOS
                                                                    IN FUND         OTHER
      NAME,                         PRINCIPAL                       COMPLEX     DIRECTORSHIP
ADDRESS, DATE OF BIRTH             OCCUPATION(S)                  OVERSEEN BY     HELD BY
  (YEAR ELECTED*)               DURING PAST 5 YEARS                 DIRECTOR      DIRECTOR
--------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin,#                Consultant. Formerly President         98            None
P.O. Box 12                     of Save Venice, Inc. (preservation
Annandale, NY 12504             organization) from 2001-2002,
2/19/42                         a Senior Advisor from June 1999
(1993)                          -June 2000 and President of Historic
                                Hudson Valley (historic preservation)
                                from December 1989-May 1999. Previously,
                                Director of the National Academy of
                                Design and during 1988 - 1992, he was
                                Director and Chairman of the Audit
                                Committee of ACMC.

Michael J. Downey               Consultant since January 2004.         66            Asia
c/o Alliance Capital            Formerly managing partner of                       Pacific
Management L.P.                 Lexington Capital, LLC (investment                Fund, Inc.,
1345 Avenue of the              advisory firm) from 1997 until                     and The
Americas                        December 2003. Prior thereto,                      Merger
New York, NY 10105              Chairman and CEO of Prudential                      Fund
1/26/44                         Mutual Fund Management
(2005)                          (1987-1993).


*   There is no stated term of office for the Fund's Directors.
** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depositary Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.
#   Member of the Audit Committee and the Governance and Nominating Committee.
+ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

Officer Information
Certain information concerning the Fund's Officers is listed below.


  NAME, ADDRESS*        POSITION(S)             PRINCIPAL OCCUPATION
 AND DATE OF BIRTH     HELD WITH FUND           DURING PAST 5 YEARS**
------------------------------------------------------------------------------------------

Marc O. Mayer,         President                See biography above.
10/2/57

Philip L. Kirstein,    Senior Vice President    Senior Vice President, Independent
5/29/45                and Independent          Compliance Officer--Mutual Funds
                       Compliance Officer       of ACMC** with which he has been
                                                associated since October 2004. Prior
                                                thereto, he was Of Counsel to Kirkpatrick
                                                & Lockhart, LLP from October 2003 to
                                                October 2004 and General Counsel and
                                                First  Vice President of Merrill Lynch
                                                Investment Managers, L.P. since prior
                                                to 2000 until March 2003.

Paul C. Rissman,       Senior Vice President    Executive Vice President of
11/10/56                                        ACMC, ** with which he has been
                                                associated since prior to 2000.

Thomas J. Bardong,     Vice President           Senior Vice President of ACMC, **
4/28/45                                         with which he has been associated since
                                                prior to 2000.

Annie Tsao,            Vice President           Senior Vice President of ACMC,** with
10/22/52                                        which she has been associated since prior
                                                to 2000.

Mark R. Manley,        Secretary                Senior Vice President, Deputy General
10/23/62                                        Counsel and Chief Compliance Officer
                                                of ACMC, ** with which he has been
                                                associated since prior to 2000.

Mark D. Gersten,      Treasurer and Chief       Senior Vice President of Alliance Global
10/4/50               Financial Officer         Investor Services, Inc. ("AGIS")** and
                                                Vice President of AllianceBernstein
                                                Investment Research and Management, Inc.
                                                ("ABIRM")**, with which he has been
                                                associated since prior to 2000.

Vincent S. Noto,       Controller               Vice President of AGIS**, with which
12/14/64                                        he has been associated since prior to 2000.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
** ACMC, ABIRM and AGIS are affiliates of the Fund. The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 33

ALLIANCEBERNSTEIN FAMILY OF FUNDS




--------------------------------------------------------------------------------
  Wealth Strategies Funds
  Balanced Wealth Strategy
  Wealth Appreciation Strategy
  Wealth Preservation Strategy
  Tax-Managed Balanced Wealth Strategy
  Tax-Managed Wealth Appreciation Strategy
  Tax-Managed Wealth Preservation Strategy

--------------------------------------------------------------------------------
  Blended Style Funds
  U.S. Large Cap Portfolio
  International Portfolio
  Tax-Managed International Portfolio

--------------------------------------------------------------------------------
  Growth Funds
  Domestic
  Growth Fund
  Mid-Cap Growth Fund
  Large Cap Growth Fund*
  Small Cap Growth Fund

  Global & International
  All-Asia Investment Fund
  Global Health Care Fund*
  Global Research Growth Fund
  Global Technology Fund*
  Greater China '97 Fund
  International Premier Growth Fund
  New Europe Fund
  Worldwide Privatization Fund

  Value Funds
  Domestic
  Balanced Shares
  Focused Growth & Income Fund*
  Growth & Income Fund
  Real Estate Investment Fund
  Small Cap Value Fund**
  Utility Income Fund
  Value Fund

  Global & International
  Global Value Fund
  International Value Fund

  Taxable Bond Funds
  Americas Government Income Trust
  Corporate Bond Portfolio
  Emerging Market Debt Fund
  Global Strategic Income Trust
  High Yield Fund
  Multi-Market Strategy Trust
  Quality Bond Portfolio
  Short Duration Portfolio
  U.S. Government Portfolio

  Municipal Bond Funds
  National
  Insured National
  Arizona
  California
  Insured California
  Florida
  Massachusetts
  Michigan
  Minnesota
  New Jersey
  New York
  Ohio
  Pennsylvania
  Virginia

  Intermediate Municipal Bond Funds
  Intermediate California
  Intermediate Diversified
  Intermediate New York

  Closed-End Funds
  All-Market Advantage Fund
  ACM Income Fund
  ACM Government Opportunity Fund
  ACM Managed Dollar Income Fund
  ACM Managed Income Fund
  ACM Municipal Securities Income Fund
  California Municipal Income Fund
  National Municipal Income Fund
  New York Municipal Income Fund
  The Spain Fund
  World Dollar Government Fund
  World Dollar Government Fund II






We also offer Exchange Reserves,*** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund.
** Effective February 1, 2005, Small Cap Value Fund will be renamed Small/Mid-Cap Value Fund.
*** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

NOTES



--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 35

NOTES



--------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

ALLIANCEBERNSTEIN UTILITY INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management

(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

ACBVIUIFAR1104

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor, PriceWaterhouse Coopers LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

                                            Audit-Related
                               Audit Fees        Fees            Tax Fees
AllianceBernstein
   Utility Income Fund, Inc. 2003  $35,000     $3,346            $24,608
                             2004  $39,000     $1,560            $16,900

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"):
 :


                                                             Total Amount of
                                                          Foregoing Column Pre-
                                                          approved by the Audit
                                     All Fees for               Committee
                                 Non-Audit Services        (Portion Comprised of
                                   Provided to the        Audit Related Fees)
                               Portfolio, the Adviser     (Portion Comprised of
                               and Service Affiliates           Tax Fees)
--------------------------------------------------------------------------------
AllianceBernstein
   Utility Income Fund, Inc. 2003     $725,494                 [ $27,954 ]
                                                               (  $3,346 )
                                                               ( $24,608 )
                             2004     $763,562                 [ $18,460 ]
                                                               (  $1,560 )
                                                               ( $16,900 )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

         EXHIBIT NO.         DESCRIPTION OF EXHIBIT
         -----------         ----------------------
         11 (a) (1)          Code of ethics that is subject to the disclosure
                             of Item 2 hereof

         11 (b) (1)          Certification of Principal Executive Officer
                             Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

         11 (b) (2)          Certification of Principal Financial Officer
                             Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

         11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Utility Income Fund, Inc.

By:      /s/ Marc O. Mayer
         Marc O. Mayer
         President

Date:    January 27, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         Marc O. Mayer
         President

Date:    January 27, 2005

By:      /s/ Mark D. Gersten
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    January 27, 2005